                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): MARCH 24, 1998



                               REALNETWORKS, INC.
               (Exact name of registrant as specified in charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)

                                     0-23137
                            (Commission File Number)

                                   91-1628146
                        (IRS Employer Identification No.)

            1111 THIRD AVENUE, SUITE 2900, SEATTLE, WA 98101 (Address
                   of principal executive offices) (Zip Code)

                                 (206) 674-2700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 24, 1998, RealNetworks, Inc. ("RN") acquired all of the outstanding capital stock of Vivo Software, Inc., a Massachusetts corporation ("Vivo") pursuant to an Agreement and Plan of Merger dated as of February 20, 1998 (the "Merger Agreement") among RN, Vivo and RN Acquisition Corp., a Washington corporation and a wholly owned subsidiary of RN ("RN Acquisition"). In accordance with the terms of the Merger Agreement, Vivo merged into RN Acquisition, with RN Acquisition as the surviving corporation (the "Merger").

        In addition to acquiring all of the outstanding capital stock of Vivo, RN acquired all right, title and interest in and to all of Vivo's assets, including, but not limited to, its products and technology, personal property, intellectual property and certain agreements relating to its business and technology.

        At the time of effectiveness of the Merger on March 24, 1998 (the "Effective Time"), RN issued 1,101,733 shares of common stock, par value $.001 per share (the "RN Common Shares"), in exchange for all of the outstanding shares of common stock, par value $.01 per share, of Vivo (the "Vivo Common Stock"). Each issued and outstanding share of Vivo Common Stock converted into the right to receive approximately 0.044502376 RN Common Shares. As contemplated by the Merger Agreement, the total Merger consideration was calculated by dividing the agreed value of $17,100,000 by the average daily closing price of RN common stock during the 15-day period beginning on the fourteenth trading day prior to the date of the Merger Agreement and ending with the closing price on the date of the Merger Agreement, and the conversion ratio was then derived accordingly. In lieu of the issuance of fractional RN Common Shares, the number of RN Common Shares issued to any shareholder of Vivo (a "Vivo Shareholder") was rounded down to the closest whole RN Common Share. In addition, each option to purchase shares of Vivo Common Stock that was outstanding at the Effective Time and held by a Vivo employee who was offered and accepted employment with RN was assumed by RN and will be treated as an option to purchase a number of RN Common Shares equal to the product of the exchange ratio (0.044502376) multiplied by the number of shares of Vivo Common Stock subject to such option, and the exercise price per RN Common Share shall be an amount (rounded up to the nearest full cent) equal to the option exercise price for such Vivo Option. Immediately following the Effective Time, the Vivo Shareholders owned approximately 3.4% of the outstanding RN common stock, including the Holdback Shares and the Indemnification Shares described below and excluding shares of RN common stock owned by Vivo Shareholders prior to the Merger (the "Share Consideration").






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        Pursuant to the Merger Agreement, certain Vivo Shareholders have agreed to defend, indemnify and hold RN and RN Acquisition harmless from and against any losses, damages, liabilities, claims, judgments, settlements, fines, costs and expenses in excess of $50,000 that may be suffered by RN arising out of or in connection with any breach or claim that if true would constitute a breach by Vivo of the representations and warranties made by Vivo in the Merger Agreement and related documents or any failure by Vivo to perform its obligations under the Merger Agreement and related agreements.

        Shares representing 10% of the Share Consideration (the "Indemnification Shares") have been retained by RN to secure such indemnification obligations. Any claims by RN against the Indemnification Shares will be accounted for as a reduction of the Share Consideration.

        Shares representing 10% of the Share Consideration (the "Holdback Shares") have been retained by RN to secure the employment obligations of Vivo employees who have agreed to commence employment with RN as of the Effective Time. Any claims by RN against the Holdback Shares will be accounted for as a reduction of the Share Consideration.

        Prior to the Merger, a Managing Partner of Accel Partners, which is a shareholder of both RN and Vivo through various related entities, served on the Board of Directors of RN. An Executive Partner of Accel Partners also served on the Board of Directors of Vivo. Immediately prior to the Effective Time, Accel IV L.P. ("Accel IV") and certain related entities owned approximately 17.6% of the outstanding capital stock of Vivo. In addition, immediately prior to the Effective Time, Accel IV and certain related entities owned approximately 7.7% of the outstanding capital stock of RN. Immediately subsequent to the Merger, Accel IV and certain related entities owned approximately 8% of the outstanding capital stock of RN.

        The Merger Agreement and a press release issued by RN to announce the consummation of the Merger are filed as exhibits to this report and are incorporated herein by reference. The description of the Merger Agreement herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

        RN common stock is quoted on the Nasdaq National Market under the trading symbol "RNWK".

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

               The relevant financial statements, which are not included in this initial report, will be filed pursuant to an amendment to this initial report on or before June 8, 1998.





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        (b)    Pro Forma Financial Information.

               The relevant pro forma financial information, which are not included in this initial report, will be filed pursuant to an amendment to this initial report on or before June 8, 1998.

        (c)    Exhibits

         Exhibit Number      Description
         --------------      -----------

               2.1 Agreement and Plan of Merger among RealNetworks, Inc., Vivo Software, Inc. and RN Acquisition Corp. dated as of February 20, 1998

              99.1           Press Release dated March 25, 1998

              99.2 Third Amended and Restated Investors' Rights Agreement dated March 24, 1998 among RealNetworks, Inc. and certain shareholders of RealNetworks, Inc. (incorporated by reference from Exhibit 10.16 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 1998 (File No. 0-23137))













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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       REALNETWORKS, INC.



                                       By:   /s/ ROBERT GLASER
                                           -------------------------------------
                                                 Robert Glaser
                                                 Chairman of the Board and Chief
                                                 Executive Officer

Dated:  April 8, 1998







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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
      2.1           Agreement and Plan of Merger among RealNetworks, Inc., Vivo
                    Software, Inc. and RN Acquisition Corp. dated as of
                    February 20, 1998

     99.1           Press Release dated March 25, 1998

     99.2           Third Amended and Restated Investors' Rights
                    Agreement dated March 24, 1998 among RealNetworks,
                    Inc. and certain shareholders of RealNetworks, Inc.
                    (incorporated by reference from Exhibit 10.16 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30,
                    1998 (File No. 0-23137))